UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2006

Xybernaut Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21013	54-1799851
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5175 Parkstone Drive, Suite 130, Chantilly, Virginia		20151
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-480-0480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

As previously reported in Item 1.03 of the Form 8-K filed on July 26, 2005, Xybernaut Corporation (the "Company") and its subsidiary, Xybernaut Solutions, Inc. ("XSI" and together with the Company, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Code in the Bankruptcy Court on July 25, 2005.

On September 27, 2006, the Debtors filed with the Bankruptcy Court their Monthly Operating Reports for the month of August 2006 (the "Monthly Operating Reports"). A copy of the Monthly Operating Report for the Company is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the Monthly Operating Report for XSI is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information contained in the Monthly Operating Reports is preliminary and subject to revision, and the Company cautions readers not to place undue reliance upon this information. The Monthly Operating Reports are unaudited and in a format prescribed by applicable bankruptcy laws that is generally consistent, but not in full conformity, with generally accepted accounting principles. The information in the Monthly Operating Reports might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in a periodic report filed pursuant to the Securities Exchange Act of 1934, as amended. The information set forth in the Monthly Operating Reports should not be viewed as indicative of future results and should not be used for investment purposes.

All statements, other than historical facts, included in the Monthly Operating Reports regarding the Debtors’ financial position, business strategy, and plans of management for future operations are "forward looking statements." They are based on management’s beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "hope," "estimate," "consider," or similar expressions are used. Such forward looking statements are not guarantees of future performance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Monthly Operating Report for the Company for the month of August 2006

99.2 Monthly Operating Report for XSI for the month of August 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xybernaut Corporation

September 27, 2006	By:	/s/ Perry L. Nolen

Name: Perry L. Nolen
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Monthly Operating Report for the Company for the month of August 2006
99.2	Monthly Operating Report for XSI for the month of August 2006